Exhibit 99.1

For Immediate Release:	April 21, 2020

SIMMONS REPORTS FIRST QUARTER 2020 EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ: SFNC) (the “Company” or “Simmons”) today announced net income of $77.2 million for the quarter ended March 31, 2020, compared to $47.7 million for the same period in 2019, an increase of $29.5 million, or 61.9%. Diluted earnings per share were $0.68, an increase of $0.17, or 33.3%, compared to the same period in the prior year. Included in first quarter 2020 results were $965,000 in net after-tax merger-related and branch right-sizing costs as well as a $4.4 million after-tax gain associated with the sale of branches in south Texas.

Excluding the impact of these items, core earnings were $73.8 million for the quarter ended March 31, 2020, compared to $49.1 million for the quarter ended March 31, 2019, an increase of $24.8 million, or 50.5%. Core diluted earnings per share were $0.65, an increase of $0.12, or 22.6%, from the same period in 2019.

“I am very proud of our team and their demonstration of our community banking values during these trying times,” said George A. Makris, Jr., chairman and CEO of Simmons First National Corporation. “Many of our associates could not work from home because they were serving our customers who needed our help.”

Makris continued, “On behalf of Simmons Bank, our customers, and the communities we serve, I would like to thank our healthcare professionals and other front-line workers, along with our federal, state and local officials, who have all responded quickly and with great care to the challenges presented by the pandemic. We believe we are well positioned to help our customers and communities as we come out of these unprecedented times. We have very strong liquidity and capital that we believe should assist Simmons once again in weathering critical economic times. The diversification in our risk profile along with a conservative risk appetite has helped to accommodate the needs of the communities we serve while providing value to our shareholders.”

Selected Highlights:	1st Qtr 2020	4th Qtr 2019	1st Qtr 2019
Net income	$77.2 million	$52.7 million	$47.7 million
Diluted earnings per share	$0.68	$0.49	$0.51
Return on avg assets	1.48%	1.04%	1.19%
Return on avg common equity	10.83%	8.01%	8.60%
Return on tangible common equity (1)	19.00%	14.62%	15.34%

Core earnings (2)	$73.8 million	$71.1 million	$49.1 million
Core diluted earnings per share (2)	$0.65	$0.66	$0.53
Core return on avg assets (2)	1.42%	1.41%	1.22%
Core return on avg common equity (2)	10.35%	10.80%	8.85%
Core return on tangible common equity (1)(2)	18.19%	19.49%	15.76%

Efficiency ratio (3)	56.38%	52.63%	56.76%

(1)	Return on tangible common equity excludes goodwill and other intangible assets and is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.
(2)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.
(3)	Efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items, and is a non-GAAP measurement. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Loans

($ in billions)	1st Qtr 2020	4th Qtr 2019	1st Qtr 2019
Total loans	$14.37	$14.43	$11.74

Total loans were $14.4 billion at March 31, 2020, an increase of $2.6 billion, or 22.4%, compared to March 31, 2019, primarily due to the Reliance Bancshares, Inc. and The Landrum Company mergers completed during 2019 (“2019 mergers”). On a linked-quarter basis (March 31, 2020 compared to December 31, 2019), total loans decreased $51.4 million, or 0.4%. During the first quarter 2020, $115 million in loan balances were reclassified associated with the four branches held for sale in Colorado.

Deposits

($ in billions)	1st Qtr 2020	4th Qtr 2019	1st Qtr 2019
Total deposits	$15.6	$16.1	$12.0
Non-time deposits	$12.4	$12.8	$9.3
Time deposits	$3.2	$3.3	$2.7

Total deposits were $15.6 billion at March 31, 2020, an increase of $3.6 billion, or 29.8%, since March 31, 2019, primarily due to the 2019 mergers, but partially offset by the reclassification of $58.4 million of deposits associated with the Colorado branches held for sale.

Net Interest Income

	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019	2nd Qtr 2019	1st Qtr 2019
Loan yield (1)	5.19%	5.43%	5.47%	5.58%	5.53%
Core loan yield (1) (2)	4.86%	5.00%	5.19%	5.26%	5.29%
Security yield (1)	2.63%	2.73%	2.87%	3.06%	3.11%
Cost of interest bearing deposits	1.03%	1.22%	1.40%	1.37%	1.31%
Cost of deposits (3)	0.80%	0.94%	1.09%	1.07%	1.02%
Cost of borrowed funds	2.06%	2.30%	2.52%	2.50%	2.73%
Net interest margin (1)	3.68%	3.78%	3.82%	3.94%	3.86%
Core net interest margin (1) (2)	3.42%	3.44%	3.59%	3.67%	3.68%

(1)	Fully tax equivalent using an effective tax rate of 26.135%.
(2)	Core loan yield and core net interest margin exclude accretion and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.
(3)	Includes non-interest bearing deposits.

The Company’s net interest income for the first quarter of 2020 was $167.5 million, an increase of $31.5 million, or 23.2%, from the same period of 2019 as a result of the 2019 mergers. Included in interest income was the yield accretion recognized on loans acquired of $11.8 million and $6.7 million for the first quarters of 2020 and 2019, respectively.

Net interest margin (FTE) was 3.68% for the quarter ended March 31, 2020, while core net interest margin, which excludes the accretion, was 3.42% for the same period. The decrease in the net interest margin during the first quarter of 2020 was due to a timing difference between the Company’s ability to manage the rate decrease in its variable rate loan portfolio and its repricing of interest bearing deposits in response to the substantial interest rate cuts by the Federal Open Market Committee of the Federal Reserve in March.

Non-Interest Income

Non-interest income for the first quarter of 2020 was $82.4 million, an increase of $47.6 million compared to the same period in the previous year. During the first quarter 2020, the Company sold approximately $1.0 billion in securities resulting in a gain of $30.1 million. In addition, the Company recognized a $5.9 million gain associated with the sale of the branches in south Texas recorded in Other Income, which the Company considers a non-core item.

Selected Non-Interest Income Items ($ in millions)	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019	2nd Qtr 2019	1st Qtr 2019
Service charges on deposit accounts	$13.3	$13.3	$10.8	$10.6	$10.1
Mortgage lending income	$5.0	$4.0	$4.5	$3.7	$2.8
SBA lending income	$0.3	$0.3	$1.0	$0.9	$0.5
Debit and credit card fees	$7.9	$8.9	$7.1	$7.2	$6.1
Gain on sale of securities	$32.1	$0.4	$7.4	$2.8	$2.7
Other income	$12.8	$7.1	$44.7	$6.1	$4.2

Core other income(1)	$6.9	$7.1	$44.7	$6.1	$4.2

(1)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

Non-Interest Expense

Non-interest expense for the first quarter of 2020 was $125.8 million, an increase of $24.4 million compared to the first quarter of 2019. Included in this quarter were $1.3 million of pre-tax non-core items for merger-related expenses and branch right-sizing costs. Excluding these expenses, core non-interest expense was $124.5 million for the first quarter of 2020, an increase of $25.0 million compared to the same period in 2019, primarily the result of the 2019 mergers and additional software and technology costs related to the Next Generation Banking (“NGB”) initiative.

The efficiency ratio for the first quarter of 2020 was 56.38% compared to 56.76% for the same period in 2019.

Selected Non-Interest Expense Items ($ in millions)	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019	2nd Qtr 2019	1st Qtr 2019
Salaries and employee benefits	$67.9	$63.2	$52.1	$56.1	$56.4
Merger related costs	$1.1	$24.8	$2.6	$7.5	$1.5
Other operating expenses	$38.8	$38.0	$37.9	$32.9	$30.1

Core salaries and employee benefits(1)	$67.9	$63.2	$51.9	$53.2	$56.0
Core merger related costs(1)	-	-	-	-	-
Core other operating expenses(1)	$38.6	$38.0	$37.8	$30.0	$30.1

(1)	Core figures exclude non-core items and are non-GAAP measurements. Please see “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below.

Asset Quality

	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019	2nd Qtr 2019	1st Qtr 2019
Allowance for credit losses to total loans	1.69%	0.47%	0.51%	0.49%	0.52%
Allowance for credit losses to non-performing loans	154%	74%	78%	60%	63%
Non-performing loans to total loans	1.10%	0.64%	0.65%	0.81%	0.81%
Net charge-off ratio (annualized)	0.07%	0.09%	0.59%	0.11%	0.19%
Net charge-off ratio YTD (annualized)	0.07%	0.24%	0.30%	0.15%	0.19%

At March 31, 2020, the allowance for credit losses was $243.2 million. Provision for credit losses for the first quarter of 2020 was $26.1 million.

Foreclosed Assets and Other Real Estate Owned

At March 31, 2020, foreclosed assets and other real estate owned were $20.8 million, an increase of $1.9 million, or 9.8%, compared to the same period in 2019 and an increase of $1.7 million, or 8.8% from December 31, 2019. The increase from year end was primarily due the closure of six branches in conjunction with the February 2020 system conversion of Landmark Bank into Simmons Bank. The composition of these assets is divided into three types:

($ in millions)	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019	2nd Qtr 2019	1st Qtr 2019
Closed bank branches, branch sites & associate relocation	$8.8	$5.7	$5.9	$6.5	$7.6
Foreclosed assets – acquired	$9.2	$10.3	$10.1	$13.3	$6.2
Foreclosed assets – legacy	$2.8	$3.1	$3.6	$5.0	$5.2

Capital

	1st Qtr 2020	4th Qtr 2019	3rd Qtr 2019	2nd Qtr 2019	1st Qtr 2019
Stockholders’ equity to total assets	13.7%	14.1%	14.3%	13.8%	14.3%
Tangible common equity to tangible assets	8.4%	9.0%	9.1%	8.5%	9.0%
Regulatory tier 1 leverage ratio	9.0%	9.6%	9.1%	8.9%	9.1%
Regulatory total risk-based capital ratio	14.1%	13.7%	13.2%	12.7%	13.6%

At March 31, 2020, common stockholders' equity was $2.8 billion. Book value per share was $26.11 and tangible book value per share was $15.22 at March 31, 2020, compared to $26.30 and $15.89, respectively, at December 31, 2019. The ratio of stockholders’ equity to total assets was 13.7% at March 31, 2020, compared to 14.1% at December 31, 2019 while the tangible common equity to tangible assets was 8.4% at March 31, 2020, compared to 9.0% from the previous year-end.

Effective March 4, 2020, the Company’s board of directors approved an amendment to the Company’s stock repurchase program originally approved on October 17, 2019 to increase the amount of common stock that may be repurchased under the program from a maximum of $60 million to $180 million. During the first quarter of 2020, the Company repurchased approximately 4,900,000 shares of its commons stock at an average price of $18.94. No shares have been repurchased since March 31, 2020. Market conditions and our capital needs will drive the decisions regarding additional, future stock repurchases.

Current Expected Credit Losses (“CECL”)

In 2016, new accounting guidance was issued that introduced a new credit loss methodology, the CECL methodology, which requires earlier recognition of credit losses, while also providing additional transparency about credit risk.

The CECL methodology replaces the current incurred loss methodology with a lifetime “expected credit loss” measurement objective for loans, held-to-maturity debt securities and other receivables measured at amortized cost at the time the financial asset is originated or acquired. This standard requires the consideration of historical loss experience and current conditions adjusted for reasonable and supportable economic forecasts. The Company has elected to utilize a blended macroeconomic scenario using a one-year forecast horizon with a subsequent reversion to historical loss experience. Within the life cycle of a loan or other financial asset, this new guidance will generally result in the earlier recognition of the provision for credit losses and the related allowance for credit losses than previous practice. The CECL guidance was effective for the Company as of January 1, 2020. Upon adoption, the Company recorded an additional allowance for credit losses of approximately $151 million and an adjustment to the reserve for unfunded commitments of $24 million with a related $128 million as an adjustment to retained earnings, net of income taxes. The adjustment was based upon the Company’s analysis of current conditions, assumptions and economic forecasts.

COVID-19 Impact

In March 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (“CARES”) Act, which is designed to provide comprehensive relief to individuals and businesses following the unprecedented impact of the COVID-19 pandemic. The CARES Act includes approximately $2 trillion in assistance and a key component is the Paycheck Protection Program (“PPP”), which provides 100% federally guaranteed loans for small businesses to cover up to eight weeks of payroll costs to retain their workforce and assist with mortgage interest, rent and utilities. Notably, these small business loans may be forgiven if borrowers maintain their payrolls and satisfy certain other conditions during the crisis.

In response to the economic hardships associated with the COVID-19 pandemic, as of April 16th, the Company has obtained approval from the SBA for over 3,100 PPP loans totaling over $745 million for existing and new customers. The Company is continually monitoring the PPP and making the necessary adjustments to its own operations.

In addition, the Company has completed or is in the process of modifying more than 3,600 loans totaling over $2.8 billion. The Company is dedicated to supporting its customers and communities throughout this period of uncertainty.

In March and in response to the pandemic, the Company announced temporary closure of 52 branches and has been focusing on the enhanced digital banking experience.

The Company has implemented business continuity plans to help ensure that customers have adequate access to banking services while at the same time working to protect associates through heightened safety procedures. As of March 31, 2020, the Company has approximately $4.7 billion in liquidity sources available and is well capitalized, which management believes should allow the Company to approach the crisis from a position of strength.

Simmons First National Corporation

Simmons First National Corporation is a financial holding company headquartered in Pine Bluff, Arkansas, with total consolidated assets of approximately $20.8 billion as of March 31, 2020, conducting financial operations in Arkansas, Colorado, Illinois, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock trades on the NASDAQ Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:00 a.m. CDT today, Tuesday, April 21, 2020. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 5979394. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from income available to common shareholders certain expenses related to significant non-core activities, including merger-related expenses, gain on sale of branches and branch right-sizing expenses. In addition, the Company also presents certain figures based on tangible common stockholders’ equity and tangible book value, which exclude goodwill and other intangible assets. The Company’s management believes that these non-GAAP financial measures are useful to investors because they present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalizing for tax effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Some of the statements in this news release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, revenue, assets, asset quality, profitability, net interest margin, non-interest revenue, share repurchase program, acquisition strategy, NGB initiative, the Company’s ability to recruit and retain key employees, the adequacy of the allowance for credit losses, and the ability of the Company to manage the impact of the COVID-19 pandemic. Any forward-looking statement speaks only as of the date of this news release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, credit quality, interest rates, loan demand, deposit flows, real estate values, the assumptions used in making the forward-looking statements, the securities markets generally or the price of Simmons common stock specifically, and information technology affecting the financial industry; the effects of the COVID-19 pandemic on, among other things, the Company’s operations, liquidity, and credit quality; general economic and market conditions; unemployment; potential claims, damages, and fines related to litigation or government actions, including litigation or actions arising from the Company’s participation in and administration of programs related to the COVID-19 pandemic (including, among other things, the CARES Act); changes in accounting principles relating to loan loss recognition (CECL); the Company’s ability to manage and successfully integrate its mergers and acquisitions; cyber threats, attacks or events; reliance on third parties for key services; and other factors, many of which are beyond the control of the Company, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect the Company’s financial results is included in its Form 10-K for the year ended December 31, 2019, which has been filed with, and is available from, the U.S. Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:

Stephen C. Massanelli

EVP, Chief Administrative Officer and Investor Relations Officer

Simmons First National Corporation

steve.massanelli@simmonsbank.com

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$244,123	$277,208	$161,440	$145,491	$151,112
Interest bearing balances due from banks and federal funds sold	1,493,076	719,415	368,530	509,765	340,049
Cash and cash equivalents	1,737,199	996,623	529,970	655,256	491,161
Interest bearing balances due from banks - time	4,309	4,554	5,041	5,041	4,684
Investment securities - held-to-maturity	53,968	40,927	42,237	47,455	61,435
Investment securities - available-for-sale	2,466,640	3,288,343	2,210,931	2,191,573	2,092,637
Mortgage loans held for sale	49,984	58,102	50,099	34,999	18,480
Other assets held for sale	115,315	260,332	383	397	397
Loans:
Loans	14,374,277	14,425,704	13,003,549	13,128,125	11,742,049
Allowance for credit losses on loans	(243,195)	(68,244)	(66,590)	(64,179)	(60,555)
Net loans	14,131,082	14,357,460	12,936,959	13,063,946	11,681,494
Premises and equipment	484,990	492,384	378,678	370,551	333,740
Foreclosed assets and other real estate owned	20,805	19,121	19,576	24,761	18,952
Interest receivable	57,039	62,707	53,966	54,781	51,796
Bank owned life insurance	255,197	254,152	234,655	233,345	192,736
Goodwill	1,064,978	1,055,520	926,648	926,450	845,687
Other intangible assets	121,673	127,340	101,149	104,096	88,694
Other assets	278,173	241,578	268,219	224,784	209,746
Total assets	$20,841,352	$21,259,143	$17,758,511	$17,937,435	$16,091,639

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$3,572,244	$3,741,093	$3,044,330	$2,954,032	$2,674,034
Interest bearing transaction accounts and savings deposits	8,840,678	9,090,878	7,337,571	7,258,005	6,666,823
Time deposits	3,146,811	3,276,969	3,086,108	3,304,176	2,648,674
Total deposits	15,559,733	16,108,940	13,468,009	13,516,213	11,989,531
Federal funds purchased and securities sold
under agreements to repurchase	377,859	150,145	116,536	130,470	120,213
Other borrowings	1,396,829	1,297,599	1,098,395	1,324,094	1,169,989
Subordinated notes and debentures	388,396	388,260	354,223	354,132	354,041
Other liabilities held for sale	58,405	159,853	-	162	162
Accrued interest and other liabilities	214,730	165,422	174,277	142,851	155,382
Total liabilities	17,995,952	18,270,219	15,211,440	15,467,922	13,789,318

Stockholders' equity:
Preferred stock	767	767	-	-	-
Common stock	1,090	1,136	966	966	926
Surplus	2,026,420	2,117,282	1,708,058	1,705,262	1,599,566
Undivided profits	778,893	848,848	814,338	747,969	707,829
Accumulated other comprehensive income (loss):
Unrealized accretion (depreciation) on AFS securities	38,230	20,891	23,709	15,316	(6,000)
Total stockholders' equity	2,845,400	2,988,924	2,547,071	2,469,513	2,302,321
Total liabilities and stockholders' equity	$20,841,352	$21,259,143	$17,758,511	$17,937,435	$16,091,639

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands, except per share data)
INTEREST INCOME
Loans	$187,566	$193,402	$179,971	$178,122	$159,440
Interest bearing balances due from banks and federal funds sold	2,441	2,625	1,586	1,121	2,154
Investment securities	18,943	16,962	14,467	15,666	16,281
Mortgage loans held for sale	281	402	382	332	210
TOTAL INTEREST INCOME	209,231	213,391	196,406	195,241	178,085
INTEREST EXPENSE
Time deposits	13,323	16,198	15,573	14,606	12,320
Other deposits	17,954	20,331	21,363	20,190	18,430
Federal funds purchased and securities
sold under agreements to repurchase	759	368	249	257	136
Other borrowings	4,877	4,615	5,381	6,219	6,793
Subordinated notes and debentures	4,835	4,813	4,576	4,541	4,411
TOTAL INTEREST EXPENSE	41,748	46,325	47,142	45,813	42,090
NET INTEREST INCOME	167,483	167,066	149,264	149,428	135,995
Provision for credit losses	26,134	4,903	21,973	7,079	9,285
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	141,349	162,163	127,291	142,349	126,710
NON-INTEREST INCOME
Trust income	7,151	7,430	6,108	5,794	5,708
Service charges on deposit accounts	13,328	13,332	10,825	10,557	10,068
Other service charges and fees	1,588	1,915	1,308	1,312	1,289
Mortgage lending income	5,046	4,029	4,509	3,656	2,823
SBA lending income	296	321	956	895	497
Investment banking income	877	822	513	360	618
Debit and credit card fees	7,914	8,920	7,059	7,212	6,098
Bank owned life insurance income	1,298	1,411	1,302	1,260	795
Gain on sale of securities, net	32,095	377	7,374	2,823	2,740
Other income	12,801	7,073	44,721	6,065	4,156
TOTAL NON-INTEREST INCOME	82,394	45,630	84,675	39,934	34,792
NON-INTEREST EXPENSE
Salaries and employee benefits	67,924	63,235	52,065	56,128	56,367
Occupancy expense, net	9,510	9,272	8,342	6,919	7,475
Furniture and equipment expense	5,723	5,758	4,898	4,206	3,358
Other real estate and foreclosure expense	325	1,089	1,125	591	637
Deposit insurance	2,475	(134)	-	2,510	2,040
Merger-related costs	1,068	24,831	2,556	7,522	1,470
Other operating expenses	38,788	38,044	37,879	32,867	30,062
TOTAL NON-INTEREST EXPENSE	125,813	142,095	106,865	110,743	101,409
NET INCOME BEFORE INCOME TAXES	97,930	65,698	105,101	71,540	60,093
Provision for income taxes	20,694	12,976	23,275	15,616	12,398
NET INCOME	77,236	52,722	81,826	55,924	47,695
Preferred stock dividends	13	13	-	326	-
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$77,223	$52,709	$81,826	$55,598	$47,695
BASIC EARNINGS PER SHARE	$0.68	$0.49	$0.85	$0.58	$0.52
DILUTED EARNINGS PER SHARE	$0.68	$0.49	$0.84	$0.58	$0.51

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands)
Tier 1 capital
Stockholders' equity	$2,845,400	$2,988,924	$2,547,071	$2,469,513	$2,302,321
CECL transition provision (1)	134,558	-	-	-	-
Disallowed intangible assets, net of deferred tax	(1,164,038)	(1,160,079)	(1,013,309)	(1,001,676)	(910,122)
Unrealized (gain) loss on AFS securities	(38,230)	(20,891)	(23,709)	(15,316)	6,000
Total Tier 1 capital	1,777,690	1,807,954	1,510,053	1,452,521	1,398,199

Tier 2 capital
Trust preferred securities and subordinated debt	388,396	388,260	354,223	354,132	354,041
Qualifying allowance for loan losses and
reserve for unfunded commitments	96,015	76,644	74,455	72,044	67,771
Total Tier 2 capital	484,411	464,904	428,678	426,176	421,812
Total risk-based capital	$2,262,101	$2,272,858	$1,938,731	$1,878,697	$1,820,011

Risk weighted assets	$16,012,233	$16,554,081	$14,725,571	$14,825,253	$13,364,636

Adjusted average assets for leverage ratio	$19,832,219	$18,852,798	$16,681,527	$16,382,520	$15,423,961

Ratios at end of quarter
Equity to assets	13.65%	14.06%	14.34%	13.77%	14.31%
Tangible common equity to tangible assets (2)	8.44%	8.99%	9.08%	8.51%	9.02%
Common equity Tier 1 ratio (CET1)	11.10%	10.92%	10.25%	9.80%	10.46%
Tier 1 leverage ratio	8.96%	9.59%	9.05%	8.87%	9.07%
Tier 1 risk-based capital ratio	11.10%	10.92%	10.25%	9.80%	10.46%
Total risk-based capital ratio	14.13%	13.73%	13.17%	12.67%	13.62%

(1)	The Company has elected to use the CECL transition provision allowed for in the year of adopting ASC 326.
(2)	Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Investment Securities
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands)
Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$-	$-	$-	$999	$12,996
Mortgage-backed securities	27,121	10,796	11,549	12,225	12,847
State and political subdivisions	26,082	27,082	28,692	32,236	33,597
Other securities	765	3,049	1,996	1,995	1,995
Total held-to-maturity (net of credit losses)	53,968	40,927	42,237	47,455	61,435
Available-for-Sale
U.S. Government agencies	$161,289	$194,249	$178,139	$197,656	$161,577
Mortgage-backed securities	1,179,837	1,742,945	1,337,794	1,345,760	1,345,677
State and political subdivisions	678,338	880,524	681,202	636,558	580,790
Other securities	22,187	20,896	13,796	11,599	4,593
Total available-for-sale (net of credit losses)	2,466,640	3,288,343	2,210,931	2,191,573	2,092,637
Total investment securities (net of credit losses)	$2,520,608	$3,329,270	$2,253,168	$2,239,028	$2,154,072
Fair value - HTM investment securities	$56,123	$41,855	$43,302	$48,640	$61,956

Investment Securities - QTD Average
Taxable securities	$2,324,188	$1,940,755	$1,561,308	$1,641,986	$1,725,568
Tax exempt securities	900,223	825,000	681,505	624,898	590,941
Total investment securities - QTD average	$3,224,411	$2,765,755	$2,242,813	$2,266,884	$2,316,509

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands)
Allowance for Credit Losses on Loans
Beginning balance, prior to adoption of ASC 326	$68,244	$66,590	$64,179	$60,555	$56,694
Impact of adopting ASC 326 (1)	$151,377
Beginning balance, after adoption of ASC 326	$219,621

Loans charged off
Credit cards	1,441	1,287	1,117	1,039	1,142
Other consumer	1,379	1,425	1,065	964	1,553
Real estate	396	892	1,367	1,216	417
Commercial	523	459	17,778	1,963	3,152
Total loans charged off	3,739	4,063	21,327	5,182	6,264

Recoveries of loans previously charged off
Credit cards	225	287	223	271	240
Other consumer	443	304	1,422	331	300
Real estate	101	146	55	158	142
Commercial	347	77	65	967	158
Total recoveries	1,116	814	1,765	1,727	840
Net loans charged off	2,623	3,249	19,562	3,455	5,424
Provision for credit losses on loans	26,197	4,903	21,973	7,079	9,285
Balance, end of quarter	$243,195	$68,244	$66,590	$64,179	$60,555

Non-performing assets
Non-performing loans
Nonaccrual loans	$156,746	$91,723	$84,660	$106,670	$95,286
Loans past due 90 days or more	1,305	855	177	277	305
Total non-performing loans	158,051	92,578	84,837	106,947	95,591
Other non-performing assets
Foreclosed assets and other real estate owned	20,805	19,121	19,576	24,761	18,952
Other non-performing assets	2,169	1,964	540	613	505
Total other non-performing assets	22,974	21,085	20,116	25,374	19,457
Total non-performing assets	$181,025	$113,663	$104,953	$132,321	$115,048
Performing TDRs (troubled debt restructurings)	$4,110	$4,411	$6,519	$6,246	$6,297

Ratios
Allowance for credit losses to total loans	1.69%	0.47%	0.51%	0.49%	0.52%
Allowance for credit losses to non-performing loans	154%	74%	78%	60%	63%
Non-performing loans to total loans	1.10%	0.64%	0.65%	0.81%	0.81%
Non-performing assets (including performing TDRs)
to total assets	0.89%	0.56%	0.63%	0.77%	0.75%
Non-performing assets to total assets	0.87%	0.53%	0.59%	0.74%	0.71%
Annualized net charge offs to total loans	0.07%	0.09%	0.59%	0.11%	0.19%
Annualized net credit card charge offs to
total credit card loans	2.26%	1.99%	1.82%	1.63%	1.92%

(1)	The Company adopted ASC 326.effective January 1, 2020.

Simmons First National Corporation									SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)
	Three Months Ended Mar 2020			Three Months Ended Dec 2019			Three Months Ended Mar 2019
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks
and federal funds sold	$764,639	$2,441	1.28%	$789,035	$2,625	1.32%	$394,462	$2,154	2.21%
Investment securities - taxable	2,324,188	12,752	2.21%	1,940,755	11,080	2.27%	1,725,568	11,958	2.81%
Investment securities - non-taxable (FTE)	900,223	8,315	3.71%	825,000	7,945	3.82%	590,941	5,834	4.00%
Mortgage loans held for sale	43,588	281	2.59%	53,511	402	2.98%	17,733	210	4.80%
Loans (FTE)	14,548,853	187,747	5.19%	14,144,259	193,511	5.43%	11,710,075	159,530	5.53%
Total interest earning assets (FTE)	18,581,491	211,536	4.58%	17,752,560	215,563	4.82%	14,438,779	179,686	5.05%
Non-earning assets	2,338,732			2,289,330			1,863,418
Total assets	$20,920,223			$20,041,890			$16,302,197

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$9,005,701	$17,954	0.80%	$8,440,090	$20,331	0.96%	$6,749,032	$18,430	1.11%
Time deposits	3,150,909	13,323	1.70%	3,393,089	16,198	1.89%	2,781,592	12,320	1.80%
Total interest bearing deposits	12,156,610	31,277	1.03%	11,833,179	36,529	1.22%	9,530,624	30,750	1.31%
Federal funds purchased and securities
sold under agreement to repurchase	330,902	759	0.92%	147,395	368	0.99%	109,302	136	0.50%
Other borrowings	1,320,245	4,877	1.49%	1,168,897	4,615	1.57%	1,224,255	6,793	2.25%
Subordinated notes and debentures	388,330	4,835	5.01%	376,766	4,813	5.07%	353,996	4,411	5.05%
Total interest bearing liabilities	14,196,087	41,748	1.18%	13,526,237	46,325	1.36%	11,218,177	42,090	1.52%
Non-interest bearing liabilities:
Non-interest bearing deposits	3,602,678			3,524,092			2,707,715
Other liabilities	251,514			379,909			127,407
Total liabilities	18,050,279			17,430,238			14,053,299
Stockholders' equity	2,869,944			2,611,652			2,248,898
Total liabilities and stockholders' equity	$20,920,223			$20,041,890			$16,302,197
Net interest income (FTE)		$169,788			$169,238			$137,596
Net interest spread (FTE)			3.40%			3.46%			3.53%
Net interest margin (FTE) - quarter-to-date			3.68%			3.78%			3.86%

Net interest margin (FTE) - year-to-date			3.68%			3.85%			3.86%

Core net interest margin (FTE) - quarter-to-date (1)			3.42%			3.44%			3.68%
Core loan yield (FTE) - quarter-to-date (1)			4.86%			5.00%			5.29%

Core net interest margin (FTE) - year-to-date (1)			3.42%			3.59%			3.68%
Core loan yield (FTE) - year-to-date (1)			4.86%			5.18%			5.29%

(1)	Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$77,223	$52,709	$81,826	$55,598	$47,695
Diluted earnings per share	0.68	0.49	0.84	0.58	0.51
Return on average assets	1.48%	1.04%	1.83%	1.28%	1.19%
Return on average common equity	10.83%	8.01%	13.70%	9.48%	8.60%
Return on tangible common equity	19.00%	14.62%	24.89%	17.40%	15.34%
Net interest margin (FTE)	3.68%	3.78%	3.82%	3.94%	3.86%
FTE adjustment	2,305	2,172	1,843	1,706	1,601
Amortization of intangibles	3,413	3,270	2,947	2,947	2,641
Amortization of intangibles, net of taxes	2,521	2,416	2,176	2,177	1,951
Average diluted shares outstanding	113,136,995	108,472,559	96,968,775	96,367,857	92,870,813
Shares repurchased under plan	4,922,336	390,000	-	-	-
Average price of shares repurchased	18.95	25.95	-	-	-
Cash dividends declared per common share	0.17	0.16	0.16	0.16	0.16
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$73,838	$71,074	$83,963	$65,453	$49,076
Core diluted earnings per share (1)	0.65	0.66	0.87	0.68	0.53
Core net interest margin (FTE) (2)	3.42%	3.44%	3.59%	3.67%	3.68%
Accretable yield on acquired loans	11,837	15,100	9,322	10,162	6,660
Efficiency ratio (1)	56.38%	52.63%	43.77%	49.88%	56.76%
Core return on average assets (1)	1.42%	1.41%	1.88%	1.51%	1.22%
Core return on average common equity (1)	10.35%	10.80%	14.06%	11.16%	8.85%
Core return on tangible common equity (1)	18.19%	19.49%	25.52%	20.36%	15.76%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$77,223	$237,828	$185,119	$103,293	$47,695
Diluted earnings per share	0.68	2.41	1.94	1.09	0.51
Return on average assets	1.48%	1.33%	1.44%	1.24%	1.19%
Return on average common equity	10.83%	9.93%	10.65%	9.05%	8.60%
Return on tangible common equity	19.00%	17.99%	19.27%	16.38%	15.34%
Net interest margin (FTE)	3.68%	3.85%	3.88%	3.90%	3.86%
FTE adjustment	2,305	7,322	5,150	3,307	1,601
Amortization of intangibles	3,413	11,805	8,535	5,588	2,641
Amortization of intangibles, net of taxes	2,521	8,720	6,304	4,128	1,951
Average diluted shares outstanding	113,136,995	98,796,628	95,450,732	94,588,739	92,870,813
Cash dividends declared per common share	0.17	0.64	0.48	0.32	0.16
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$73,838	$269,566	$198,492	$114,529	$49,076
Core diluted earnings per share (1)	0.65	2.73	2.08	1.21	0.53
Core net interest margin (FTE) (2)	3.42%	3.59%	3.64%	3.68%	3.68%
Accretable yield on acquired loans	11,837	41,244	26,144	16,822	6,660
Efficiency ratio (1)	56.38%	50.33%	49.49%	53.14%	56.76%
Core return on average assets (1)	1.42%	1.51%	1.55%	1.37%	1.22%
Core return on average common equity (1)	10.35%	11.25%	11.42%	10.04%	8.85%
Core return on tangible common equity (1)	18.19%	20.31%	20.62%	18.09%	15.76%
END OF PERIOD
Book value per share	$26.11	$26.30	$26.36	$25.57	$24.87
Tangible book value per share	15.22	15.89	15.73	14.90	14.78
Shares outstanding	108,947,520	113,628,601	96,613,855	96,590,656	92,568,361
Full-time equivalent employees	3,079	3,270	2,701	2,700	2,602
Total number of financial centers	240	251	212	212	191

(1)	Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.
(2)	Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2020	2019	2019	2019	2019
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$77,223	$52,709	$81,826	$55,598	$47,695
Non-core items
Gain on sale of branches	(5,889)	-	-	-	-
Merger-related costs	1,068	24,831	2,556	7,522	1,470
Early retirement program	-	-	177	2,932	355
Branch right-sizing	238	37	160	2,887	45
Tax effect (1)	1,198	(6,503)	(756)	(3,486)	(489)
Net non-core items	(3,385)	18,365	2,137	9,855	1,381
Core earnings (non-GAAP)	$73,838	$71,074	$83,963	$65,453	$49,076

Diluted earnings per share	$0.68	$0.49	$0.84	$0.58	$0.51
Non-core items
Gain on sale of branches	(0.05)	-	-	-	-
Merger-related costs	0.01	0.23	0.04	0.08	0.02
Early retirement program	-	-	-	0.03	0.01
Branch right-sizing	-	-	-	0.03	-
Tax effect (1)	0.01	(0.06)	(0.01)	(0.04)	(0.01)
Net non-core items	(0.03)	0.17	0.03	0.10	0.02
Core diluted earnings per share (non-GAAP)	$0.65	$0.66	$0.87	$0.68	$0.53

YEAR-TO-DATE
Net Income	$77,223	$237,828	$185,119	$103,293	$47,695
Non-core items
Gain on sale of branches	(5,889)	-	-	-	-
Merger-related costs	1,068	36,379	11,548	8,992	1,470
Early retirement program	-	3,464	3,464	3,287	355
Branch right-sizing	238	3,129	3,092	2,932	45
Tax effect (1)	1,198	(11,234)	(4,731)	(3,975)	(489)
Net non-core items	(3,385)	31,738	13,373	11,236	1,381
Core earnings (non-GAAP)	$73,838	$269,566	$198,492	$114,529	$49,076

Diluted earnings per share	$0.68	$2.41	$1.94	$1.09	$0.51
Non-core items
Gain on sale of branches	(0.05)	-	-	-	-
Merger-related costs	0.01	0.37	0.12	0.10	0.02
Early retirement program	-	0.03	0.04	0.03	0.01
Branch right-sizing	-	0.03	0.03	0.03	-
Tax effect (1)	0.01	(0.11)	(0.05)	(0.04)	(0.01)
Net non-core items	(0.03)	0.32	0.14	0.12	0.02
Core diluted earnings per share (non-GAAP)	$0.65	$2.73	$2.08	$1.21	$0.53

(1)	Effective tax rate of 26.135%.

Reconciliation of Selected Non-Core Non-Interest Expense Items (non-GAAP)

QUARTER-TO-DATE
Salaries and employee benefits	$67,924	$63,235	$52,065	$56,128	$56,367
Non-core items (1)	-	-	(176)	(2,937)	(351)
Core salaries and employee benefits (non-GAAP)	$67,924	$63,235	$51,889	$53,191	$56,016

Merger related costs	$1,068	$24,831	$2,556	$7,522	$1,470
Non-core items (1)	(1,068)	(24,831)	(2,556)	(7,522)	(1,470)
Core merger related costs (non-GAAP)	$-	$-	$-	$-	$-

Other operating expenses	$38,788	$38,044	$37,881	$32,867	$30,062
Non-core items (1)	(212)	(4)	(90)	(2,834)	(10)
Core other operating expenses (non-GAAP)	$38,576	$38,040	$37,791	$30,033	$30,052

(1)	Non-core expense items include merger related costs, early retirement program expenses and branch right sizing costs.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2020	2019	2019	2019	2019
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$2,844,633	$2,988,157	$2,547,071	$2,469,513	$2,302,321
Intangible assets:
Goodwill	(1,064,978)	(1,055,520)	(926,648)	(926,450)	(845,687)
Other intangible assets	(121,673)	(127,340)	(101,149)	(104,096)	(88,694)
Total intangibles	(1,186,651)	(1,182,860)	(1,027,797)	(1,030,546)	(934,381)
Tangible common stockholders' equity	$1,657,982	$1,805,297	$1,519,274	$1,438,967	$1,367,940

Total assets	$20,841,352	$21,259,143	$17,758,511	$17,937,435	$16,091,639
Intangible assets:
Goodwill	(1,064,978)	(1,055,520)	(926,648)	(926,450)	(845,687)
Other intangible assets	(121,673)	(127,340)	(101,149)	(104,096)	(88,694)
Total intangibles	(1,186,651)	(1,182,860)	(1,027,797)	(1,030,546)	(934,381)
Tangible assets	$19,654,701	$20,076,283	$16,730,714	$16,906,889	$15,157,258

Ratio of equity to assets	13.65%	14.06%	14.34%	13.77%	14.31%
Ratio of tangible common equity to tangible assets	8.44%	8.99%	9.08%	8.51%	9.02%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$2,844,633	$2,988,157	$2,547,071	$2,469,513	$2,302,321
Intangible assets:
Goodwill	(1,064,978)	(1,055,520)	(926,648)	(926,450)	(845,687)
Other intangible assets	(121,673)	(127,340)	(101,149)	(104,096)	(88,694)
Total intangibles	(1,186,651)	(1,182,860)	(1,027,797)	(1,030,546)	(934,381)
Tangible common stockholders' equity	$1,657,982	$1,805,297	$1,519,274	$1,438,967	$1,367,940
Shares of common stock outstanding	108,947,520	113,628,601	96,613,855	96,590,656	92,568,361
Book value per common share	$26.11	$26.30	$26.36	$25.57	$24.87
Tangible book value per common share	$15.22	$15.89	$15.73	$14.90	$14.78

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2020	2019	2019	2019	2019
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$77,223	$52,709	$81,826	$55,598	$47,695
Net non-core items, net of taxes, adjustment	(3,385)	18,365	2,137	9,855	1,381
Core earnings	$73,838	$71,074	$83,963	$65,453	$49,076

Average total assets	$20,920,223	$20,041,890	$17,720,598	$17,382,872	$16,302,197

Return on average assets	1.48%	1.04%	1.83%	1.28%	1.19%
Core return on average assets	1.42%	1.41%	1.88%	1.51%	1.22%

Calculation of Return on Tangible Common Equity

Net income	$77,223	$52,709	$81,826	$55,598	$47,695
Amortization of intangibles, net of taxes	2,521	2,416	2,176	2,177	1,951
Total income available to common stockholders	$79,744	$55,125	$84,002	$57,775	$49,646

Net non-core items, net of taxes	(3,385)	18,365	2,137	9,855	1,381
Core earnings	73,838	71,074	83,963	65,453	49,076
Amortization of intangibles, net of taxes	2,521	2,416	2,176	2,177	1,951
Total core income available to common stockholders	$76,359	$73,490	$86,139	$67,630	$51,027

Average common stockholders' equity	$2,869,177	$2,611,143	$2,368,773	$2,351,603	$2,248,898
Average intangible assets:
Goodwill	(1,055,498)	(997,004)	(926,687)	(915,445)	(845,687)
Other intangibles	(125,746)	(118,311)	(103,028)	(104,050)	(90,317)
Total average intangibles	(1,181,244)	(1,115,315)	(1,029,715)	(1,019,495)	(936,004)
Average tangible common stockholders' equity	$1,687,933	$1,495,828	$1,339,058	$1,332,108	$1,312,894

Return on average common equity	10.83%	8.01%	13.70%	9.48%	8.60%
Return on tangible common equity	19.00%	14.62%	24.89%	17.40%	15.34%
Core return on average common equity	10.35%	10.80%	14.06%	11.16%	8.85%
Core return on tangible common equity	18.19%	19.49%	25.52%	20.36%	15.76%

Calculation of Efficiency Ratio (1)

Non-interest expense	$125,813	$142,095	$106,865	$110,743	$101,409
Non-core non-interest expense adjustment	(1,306)	(24,868)	(2,893)	(13,341)	(1,870)
Other real estate and foreclosure expense adjustment	(319)	(1,063)	(1,057)	(563)	(599)
Amortization of intangibles adjustment	(3,413)	(3,270)	(2,947)	(2,947)	(2,641)
Efficiency ratio numerator	$120,775	$112,894	$99,968	$93,892	$96,299

Net-interest income	$167,483	$167,066	$149,264	$149,428	$135,995
Non-interest income	82,394	45,630	84,675	39,934	34,792
Fully tax-equivalent adjustment	2,305	2,172	1,843	1,706	1,601
Gain on sale of securities	(32,095)	(377)	(7,374)	(2,823)	(2,740)
Efficiency ratio denominator	$214,198	$214,491	$228,408	$188,245	$169,648

Efficiency ratio (1)	56.38%	52.63%	43.77%	49.88%	56.76%

Calculation of Core Net Interest Margin

Net interest income	$167,483	$167,066	$149,264	$149,428	$135,995
Fully tax-equivalent adjustment	2,305	2,172	1,843	1,706	1,601
Fully tax-equivalent net interest income	169,788	169,238	151,107	151,134	137,596

Total accretable yield	(11,837)	(15,100)	(9,322)	(10,162)	(6,660)
Core net interest income	$157,951	$154,138	$141,785	$140,972	$130,936
Average earning assets	$18,581,491	$17,753,004	$15,680,665	$15,389,670	$14,440,091

Net interest margin	3.68%	3.78%	3.82%	3.94%	3.86%
Core net interest margin	3.42%	3.44%	3.59%	3.67%	3.68%

Calculation of Core Loan Yield

Loan interest income	$187,566	$193,402	$179,971	$178,122	$159,440
Total accretable yield	(11,837)	(15,100)	(9,322)	(10,162)	(6,660)
Core loan interest income	$175,729	$178,302	$170,649	$167,960	$152,780
Average loan balance	$14,548,853	$14,144,703	$13,053,540	$12,814,386	$11,711,387

Core loan yield	4.86%	5.00%	5.19%	5.26%	5.29%

(1)	Efficiency ratio is non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
	2020	2019	2019	2019	2019
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$77,223	$237,828	$185,119	$103,293	$47,695
Net non-core items, net of taxes, adjustment	(3,385)	31,738	13,373	11,236	1,381
Core earnings	$73,838	$269,566	$198,492	$114,529	$49,076

Average total assets	$20,920,223	$17,871,748	$17,140,419	$16,845,528	$16,302,197

Return on average assets	1.48%	1.33%	1.44%	1.24%	1.19%
Core return on average assets	1.42%	1.51%	1.55%	1.37%	1.22%

Calculation of Return on Tangible Common Equity

Net income	$77,223	$237,828	$185,119	$103,293	$47,695
Amortization of intangibles, net of taxes	2,521	8,720	6,304	4,128	1,951
Total income available to common stockholders	$79,744	$246,548	$191,423	$107,421	$49,646

Net non-core items, net of taxes	(3,385)	31,738	13,373	11,236	1,381
Core earnings	73,838	269,566	198,492	114,529	49,076
Amortization of intangibles, net of taxes	2,521	8,720	6,304	4,128	1,951
Total core income available to common stockholders	$76,359	$278,286	$204,796	$118,657	$51,027

Average common stockholders' equity	$2,869,177	$2,396,024	$2,323,530	$2,300,535	$2,248,898
Average intangible assets:
Goodwill	(1,055,498)	(921,635)	(896,236)	(880,759)	(845,688)
Other intangibles	(125,746)	(104,000)	(99,178)	(97,221)	(90,316)
Total average intangibles	(1,181,244)	(1,025,635)	(995,414)	(977,980)	(936,004)
Average tangible common stockholders' equity	$1,687,933	$1,370,389	$1,328,116	$1,322,555	$1,312,894

Return on average common equity	10.83%	9.93%	10.65%	9.05%	8.60%
Return on tangible common equity	19.00%	17.99%	19.27%	16.38%	15.34%
Core return on average common equity	10.35%	11.25%	11.42%	10.04%	8.85%
Core return on tangible common equity	18.19%	20.31%	20.62%	18.09%	15.76%

Calculation of Efficiency Ratio (1)

Non-interest expense	$125,813	$461,112	$319,017	$212,152	$101,409
Non-core non-interest expense adjustment	(1,306)	(42,972)	(18,104)	(15,211)	(1,870)
Other real estate and foreclosure expense adjustment	(319)	(3,282)	(2,219)	(1,162)	(599)
Amortization of intangibles adjustment	(3,413)	(11,805)	(8,535)	(5,588)	(2,641)
Efficiency ratio numerator	$120,775	$403,053	$290,159	$190,191	$96,299

Net-interest income	$167,483	$601,753	$434,687	$285,423	$135,995
Non-interest income	82,394	205,031	159,401	74,726	34,792
Fully tax-equivalent adjustment	2,305	7,322	5,150	3,307	1,601
Gain on sale of securities	(32,095)	(13,314)	(12,937)	(5,563)	(2,740)
Efficiency ratio denominator	$214,198	$800,792	$586,301	$357,893	$169,648

Efficiency ratio (1)	56.38%	50.33%	49.49%	53.14%	56.76%

Calculation of Core Net Interest Margin

Net interest income	$167,483	$601,753	$434,687	$285,423	$135,995
Fully tax-equivalent adjustment	2,305	7,322	5,150	3,307	1,601
Fully tax-equivalent net interest income	169,788	609,075	439,837	288,730	137,596

Total accretable yield	(11,837)	(41,244)	(26,144)	(16,822)	(6,660)
Core net interest income	$157,951	$567,831	$413,693	$271,908	$130,936
Average earning assets	$18,581,491	$15,824,571	$15,174,671	$14,917,493	$14,440,091

Net interest margin	3.68%	3.85%	3.88%	3.90%	3.86%
Core net interest margin	3.42%	3.59%	3.64%	3.68%	3.68%

Calculation of Core Loan Yield

Loan interest income	$187,566	$710,935	$517,533	$337,562	$159,440
Total accretable yield	(11,837)	(41,244)	(26,144)	(16,822)	(6,660)
Core loan interest income	$175,729	$669,691	$491,389	$320,740	$152,780
Average loan balance	$14,548,853	$12,938,013	$12,531,355	$12,265,936	$11,711,387

Core loan yield	4.86%	5.18%	5.24%	5.27%	5.29%

(1)	Efficiency ratio is non-interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non-interest revenues, excluding gains and losses from securities transactions and non-core items.